 (header images)(menubar images)

Lindner Asset Management, Inc. has a uniform purchase requirement for all funds in the Lindner Fund Family of two thousand dollars ($2,000.00). In the past, three of the funds - Market Neutral, Utility and Small-Cap had a three thousand dollar ($3,000.00) minimum purchase requirement while other existing funds in the family were set at minimums of $2,000.00 for initial deposit.

Additional investments in each fund may be made at any time; the minimum investment is one hundred dollars ($100.00), unless shareowners elect to set up an automated investment plan (AIP), with a minimum investment of fifty dollars ($50.00). If interested in opening an AIP account you can call 1-800-995-7777.

This was first published in the
Lindner (link)Advisor Guide Winter 1999.
(Accessible by Password Only) (footer images)